                                  EXHIBIT (24)
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

                               POWER OF ATTORNEY

                        1933 ACT REGISTRATION STATEMENT

                                       OF

                        JEFFERSON SAVINGS BANCORP, INC.


     KNOW ALL MEN BY THESE PRESENTS, That the person whose signature appears below hereby constitutes and appoints David V. McCay, Gary G. Honerkamp and Paul
J. Milano, and each of them, the true and lawful attorneys-in-fact and agents for him and in his name, place or stead, in any and all capacities, to sign and file, or cause to be signed and filed, with the Securities and Exchange Commission (the "Commission"), any registration statement or statements on Form S-4 under the Securities Act of 1933, as amended, relating to the issuance of common stock of Jefferson Savings Bancorp, Inc. in connection with the Agreement and Plan of Merger, dated May 31, 1996, by and among Jefferson Savings Bancorp, Inc., First Federal Savings Bank of North Texas and Texas Heritage Savings Association/Banc, and any and all amendments and supplements thereto, before or after effectiveness of such statements, and any and all other documents required to be filed with the Commission in connection therewith, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully and to all intents and purposes as the undersigned might or could do in person, and ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.


   Dated:  October 7, 1996
           ---------------


                                       /s/ Frank C. Bick
                                       -----------------
                                       Frank C. Bick

                               POWER OF ATTORNEY

                        1933 ACT REGISTRATION STATEMENT

                                       OF

                        JEFFERSON SAVINGS BANCORP, INC.


     KNOW ALL MEN BY THESE PRESENTS, That the person whose signature appears below hereby constitutes and appoints David V. McCay, Gary G. Honerkamp and Paul
J. Milano, and each of them, the true and lawful attorneys-in-fact and agents for him and in his name, place or stead, in any and all capacities, to sign and file, or cause to be signed and filed, with the Securities and Exchange Commission (the "Commission"), any registration statement or statements on Form S-4 under the Securities Act of 1933, as amended, relating to the issuance of common stock of Jefferson Savings Bancorp, Inc. in connection with the Agreement and Plan of Merger, dated May 31, 1996, by and among Jefferson Savings Bancorp, Inc., First Federal Savings Bank of North Texas and Texas Heritage Savings Association/Banc, and any and all amendments and supplements thereto, before or after effectiveness of such statements, and any and all other documents required to be filed with the Commission in connection therewith, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully and to all intents and purposes as the undersigned might or could do in person, and ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.


   Dated:  October 7, 1996
           ---------------


                                       /s/ William W. Canfield
                                       -----------------------
                                       William W. Canfield

                               POWER OF ATTORNEY

                        1933 ACT REGISTRATION STATEMENT

                                       OF

                        JEFFERSON SAVINGS BANCORP, INC.


     KNOW ALL MEN BY THESE PRESENTS, That the person whose signature appears below hereby constitutes and appoints David V. McCay, Gary G. Honerkamp and Paul
J. Milano, and each of them, the true and lawful attorneys-in-fact and agents for him and in his name, place or stead, in any and all capacities, to sign and file, or cause to be signed and filed, with the Securities and Exchange Commission (the "Commission"), any registration statement or statements on Form S-4 under the Securities Act of 1933, as amended, relating to the issuance of common stock of Jefferson Savings Bancorp, Inc. in connection with the Agreement and Plan of Merger, dated May 31, 1996, by and among Jefferson Savings Bancorp, Inc., First Federal Savings Bank of North Texas and Texas Heritage Savings Association/Banc, and any and all amendments and supplements thereto, before or after effectiveness of such statements, and any and all other documents required to be filed with the Commission in connection therewith, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully and to all intents and purposes as the undersigned might or could do in person, and ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.


   Dated:  October 7, 1996
           ---------------


                                       /s/ Lloyd D. Doerflinger
                                       ------------------------
                                       Lloyd D. Doerflinger

                               POWER OF ATTORNEY

                        1933 ACT REGISTRATION STATEMENT

                                       OF

                        JEFFERSON SAVINGS BANCORP, INC.


     KNOW ALL MEN BY THESE PRESENTS, That the person whose signature appears below hereby constitutes and appoints David V. McCay, Gary G. Honerkamp and Paul
J. Milano, and each of them, the true and lawful attorneys-in-fact and agents for her and in her name, place or stead, in any and all capacities, to sign and file, or cause to be signed and filed, with the Securities and Exchange Commission (the "Commission"), any registration statement or statements on Form S-4 under the Securities Act of 1933, as amended, relating to the issuance of common stock of Jefferson Savings Bancorp, Inc. in connection with the Agreement and Plan of Merger, dated May 31, 1996, by and among Jefferson Savings Bancorp, Inc., First Federal Savings Bank of North Texas and Texas Heritage Savings Association/Banc, and any and all amendments and supplements thereto, before or after effectiveness of such statements, and any and all other documents required to be filed with the Commission in connection therewith, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully and to all intents and purposes as the undersigned might or could do in person, and ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.


   Dated:  October 7, 1996
           ---------------


                                       /s/ Dorian D. Magwitz
                                       ---------------------
                                       Dorian D. Magwitz

                               POWER OF ATTORNEY

                        1933 ACT REGISTRATION STATEMENT

                                       OF

                        JEFFERSON SAVINGS BANCORP, INC.


     KNOW ALL MEN BY THESE PRESENTS, That the person whose signature appears below hereby constitutes and appoints David V. McCay, Gary G. Honerkamp and Paul
J. Milano, and each of them, the true and lawful attorneys-in-fact and agents for him and in his name, place or stead, in any and all capacities, to sign and file, or cause to be signed and filed, with the Securities and Exchange Commission (the "Commission"), any registration statement or statements on Form S-4 under the Securities Act of 1933, as amended, relating to the issuance of common stock of Jefferson Savings Bancorp, Inc. in connection with the Agreement and Plan of Merger, dated May 31, 1996, by and among Jefferson Savings Bancorp, Inc., First Federal Savings Bank of North Texas and Texas Heritage Savings Association/Banc, and any and all amendments and supplements thereto, before or after effectiveness of such statements, and any and all other documents required to be filed with the Commission in connection therewith, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully and to all intents and purposes as the undersigned might or could do in person, and ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.


   Dated:  October 7, 1996
           ---------------


                                       /s/ Forrest W. Miller, Jr.
                                       --------------------------
                                       Forrest W. Miller, Jr.

                               POWER OF ATTORNEY

                        1933 ACT REGISTRATION STATEMENT

                                       OF

                        JEFFERSON SAVINGS BANCORP, INC.


     KNOW ALL MEN BY THESE PRESENTS, That the person whose signature appears below hereby constitutes and appoints David V. McCay, Gary G. Honerkamp and Paul
J. Milano, and each of them, the true and lawful attorneys-in-fact and agents for him and in his name, place or stead, in any and all capacities, to sign and file, or cause to be signed and filed, with the Securities and Exchange Commission (the "Commission"), any registration statement or statements on Form S-4 under the Securities Act of 1933, as amended, relating to the issuance of common stock of Jefferson Savings Bancorp, Inc. in connection with the Agreement and Plan of Merger, dated May 31, 1996, by and among Jefferson Savings Bancorp, Inc., First Federal Savings Bank of North Texas and Texas Heritage Savings Association/Banc, and any and all amendments and supplements thereto, before or after effectiveness of such statements, and any and all other documents required to be filed with the Commission in connection therewith, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully and to all intents and purposes as the undersigned might or could do in person, and ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.


   Dated:  October 7, 1996
           ---------------


                                       /s/ Edward G. Throop
                                       --------------------
                                       Edward G. Throop